Income taxes (Details) - Schedule of net deferred tax liability relates to the Mexican mining royalty and arises principally - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Schedule of Net Deferred Tax Liability Relates to the Mexican Mining Royalty and Arises Principally [Abstract]
Property, plant and equipment	$ 815	$ 1,321
Other	333
Total deferred tax liabilities	1,148	1,321
Provisions and reserves	(800)	(833)
Net deferred tax liabilities	$ 348	$ 488